                                AMENDMENT NO. 4A
                                       to
                                   SCHEDULE A
                                       of
                            DELAWARE GROUP OF FUNDS*
                            FUND ACCOUNTING AGREEMENT


Delaware Group Adviser Funds, Inc.
         Corporate Income Fund
         Enterprise Fund
         Federal Bond Fund
         New Pacific Fund
         U.S. Growth Fund
         World Growth Fund

Delaware Group Cash Reserve, Inc.

Delaware Group Equity Funds I, Inc. (formerly Delaware)
         Delaware Fund
         Devon Fund

Delaware Group Equity Funds II, Inc. (formerly Decatur)
         Blue Chip Fund (New)
         Decatur Income Fund
         Decatur Total Return Fund
         Quantum Fund (New)

Delaware Group Equity Funds IV, Inc. (formerly DelCap)
         Capital Appreciation Fund (New)
         DelCap Fund

Delaware Group Equity Funds V, Inc. (formerly Value)
         Value Fund
         Retirement Income Fund (New)

Delaware Group Government Fund, Inc.
         Government Income Series (U.S. Government Fund)
--------------------
         *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

Delaware Group Global & International Funds, Inc.
         Emerging Markets Fund (New)
         Global Assets Fund
         Global Bond Fund
         International Equity Fund

Delaware Group Income Funds, Inc. (formerly Delchester)
         Delchester Fund
         High-Yield Opportunities Fund (New)
         Strategic Income Fund (New)

Delaware Group Limited-Term Government Funds, Inc.
         Limited-Term Government Fund
         U.S. Government Money Fund

Delaware Pooled Trust, Inc.
         The Aggressive Growth Portfolio
         The Defensive Equity Portfolio
         The Defensive Equity Small/Mid-Cap Portfolio (New) The Emerging Markets Portfolio (New) The Fixed Income Portfolio The Global Fixed Income Portfolio The High-Yield Bond Portfolio (New) The International Equity Portfolio The International Fixed Income Portfolio (New) The Labor Select International Equity Portfolio The Limited-Term Maturity Portfolio (New) The Real Estate Investment Trust Portfolio

Delaware Group Premium Fund, Inc.
         Capital Reserves Series
         Cash Reserve Series
         Decatur Total Return Series
         Delaware Series
         Delchester Series
         DelCap Series
         Global Bond Series (New)
         International Equity Series
         Trend Series
         Value Series

Delaware Group Tax-Free Fund, Inc.
         Tax-Free Insured Fund
         Tax-Free USA Fund
         Tax-Free USA Intermediate Fund

Delaware Group Tax-Free Money Fund, Inc.

Delaware Group Trend Fund, Inc.

DMC Tax-Free Income Trust - Pennsylvania (doing business as Tax-Free
                            Pennsylvania Fund)









Dated as of:      April 14, 1997

DELAWARE SERVICE COMPANY, INC.



By: /s/ David K. Downes
    -----------------------
        David K. Downes
        President, Chief Executive Officer and Chief Financial Officer



DELAWARE GROUP ADVISER FUNDS, INC.
DELAWARE GROUP CASH RESERVE, INC.
DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE GROUP EQUITY FUNDS II, INC.
DELAWARE GROUP EQUITY FUNDS IV, INC.
DELAWARE GROUP EQUITY FUNDS V, INC.
DELAWARE GROUP GOVERNMENT FUND, INC.
DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC.
DELAWARE GROUP INCOME FUNDS, INC.
DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC.
DELAWARE GROUP PREMIUM FUND, INC.
DELAWARE GROUP TAX-FREE FUND, INC.
DELAWARE GROUP TAX-FREE MONEY FUND, INC.
DELAWARE GROUP TREND FUND, INC.
DMC TAX-FREE INCOME TRUST-PENNSYLVANIA



By:  /s/ Wayne A. Stork
     ------------------------
         Wayne A. Stork
         Chairman, President and
         Chief Executive Officer



DELAWARE POOLED TRUST, INC.


By:  /s/ Wayne A. Stork
     -------------------------
         Wayne A. Stork
         President and
         Chief Executive Officer